
Ignite Medical Resort Independence
Blue Springs, MO

SUPPLEMENTAL OPERATING and FINANCIAL DATA

THIRD QUARTER 2020

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ''believes,'' ''expects,'' ''may,'' ''will,'' ''should,'' ''seeks,'' ''approximately,'' ''intends,'' ''plans,'' ''estimates'' or ''anticipates,'' or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ''Risk Factors'' and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP INFORMATION

This supplemental information contains certain non-GAAP information including EBITDAre, adjusted EBITDAre, FFO, FFO excluding non-recurring items, FAD, FAD excluding non-recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 21, 24 and 25 of this supplemental information, and additional information is available under the "Non-GAAP Financial Measures" subsection under the "Selected Financial Data" section of our website at www.LTCreit.com.

TABLE OF CONTENTS

LTC LISTED NYSE

Founded in 1992, LTC Properties, Inc. (NYSE: LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC's portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com.

LEADERSHIP



WENDY SIMPSON
Chairman and Chief Executive Officer



PAM KESSLER
Co-President, CFO and Secretary



CLINT MALIN
Co-President and Chief Investment Officer



CECE CHIKHALE
Executive Vice President, Chief Accounting Officer, and Treasurer



DOUG KOREY
Executive Vice President, Managing Director of Business Development



GIBSON SATTERWHITE
Senior Vice President, Asset Management



PETER LYEW
Vice President, Director of Taxes



MANDI HOGAN
Vice President, Marketing & Investor Relations



MIKE BOWDEN
Vice President, Investments



RACHEL SON
Vice President and Controller

BOARD OF DIRECTORS

WENDY SIMPSON	Chairman
BOYD HENDRICKSON	Lead Independent Director
JAMES PIECZYNSKI	Nominating & Corporate Governance Committee Chairman
DEVRA SHAPIRO	Audit Committee Chairman
TIMOTHY TRICHE, MD	Compensation Committee Chairman

ANALYSTS

CONNOR SIVERSKY	Berenberg Capital Markets
JOHN KIM	BMO Capital Markets Corp.
DANIEL BERNSTEIN	CapitalOne
AARON HECHT	JMP Securities, LLC
JORDAN SADLER	KeyBanc Capital Markets, Inc.
OMOTAYO OKUSANYA	Mizuho Securities USA LLC
MIKE CARROLL	RBC Capital Markets Corporation
RICHARD ANDERSON	SMBC Nikko Securities
STEVE MANAKER	Stifel, Nicolaus & Company, Inc.
TODD STENDER	Wells Fargo Securities, LLC

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.

LTC PROPERTIES, INC.
2829 Townsgate Road
Suite 350
Westlake Village, CA 91361
805-981-8655
www.LTCreit.com

TRANSFER AGENT
American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219
866-708-5586

EXECUTION OF GROWTH STRATEGY



$500
$400
$300
$200
$100
$0
$94
$109
$9
$245
$68
$185
$44
$25
$12
$414
$112
$142
$39
$103
$22
$80
$28
$81
$17
$35
$19
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
YTD 2020
$ 1.5 Billion
Total Investments Underwritten
Total LTC Investment
(excludes non-controlling partners' contributions)
Development/Expansions/ Renovations

REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

ACQUISITIONS

DATE		# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	CONTRACTUAL INITIAL CASH YIELD	PURCHASE PRICE	ADDITIONAL COMMITMENT[1]
2019	1/31	1	ALF/MC	74 units	Abingdon, VA	English Meadows Senior Living	2015	7.40%	$ 16,719 [2]	$ —
	8/15	1	SNF[3]	90 beds	Kansas City, MO	Ignite Medical Resorts	2018	8.25% [4]	19,500	—
	8/23	1	UDP[3]	90 beds	Independence, MO	Ignite Medical Resorts	2019-2020	9.25%	2,622	14,752
	12/31	1	ALF/MC	76 units	Auburn Hills, MI	Randall Residence	1995	7.40%	6,486	2,285 [5]
	12/31	1	MC	80 units	Sterling Heights, MI	Randall Residence	1997	7.40%	12,514	— [5]
		5		230 units / 180 beds					$ 57,841	$ 17,037
2020	1/10	1	SNF	140 beds	Longview, TX	HMG Healthcare	2014	8.50%	$ 13,500	$ —

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.
(2) We entered into a JV to purchase and lease an operational 74-unit ALF/MC community. The non-controlling partner contributed $919 of equity and we contributed $15,976 in cash at closing. LTC's economic interest in the JV is approximately 95%. We account for the JV on a consolidated basis. See page 6 for a list of our joint venture.
(3) We acquired a 90-bed post-acute skilled nursing center in Kansas City, MO. We also acquired a parcel of land and developed a 90-bed post-acute skilled nursing center in Independence, MO. See page 7 for lease-up activities.
(4) Escalated by 2% in December 2019 and annually thereafter.
(5) Capital improvement commitment is available to both properties for a total of $2,285 at 7.40%.

LOAN ORIGINATIONS

DATE		# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	LOAN TYPE	MATURITY DATE	OPERATOR	ORIGINATION	FUNDED AT ORIGINATION	STATED INTEREST RATE
2019	6/20	2	SNF	205 beds	East Lansing, MI [1]	Mortgage	Jan-2045	Prestige Healthcare	$ 7,500	$ 7,500	9.41%
2020	6/2	4	SNF	501 beds	Various in MI [2]	Mortgage	Oct-2045	Prestige Healthcare	$ 2,000	$ 2,000	8.89%

(1) We funded additional loan proceeds of $7,500 under an existing mortgage loan. The incremental funding bears interest at 9.41%, fixed for two years, and escalating annually by 2.25% thereafter.
(2) We funded additional loan proceeds of $2,000 under an existing mortgage loan. The incremental funding bears interest at 8.89%, escalating annually by 2.25% thereafter.

REAL ESTATE ACTIVITIES – MEZZANINE LOANS AND JOINT VENTURES

(DOLLAR AMOUNTS IN THOUSANDS)

MEZZANINE LOANS

COMMITMENT YEAR	LOCATION	PROPERTIES	OPERATOR	PROPERTY TYPE	INVESTMENT TYPE	MATURITY DATE	RETURN	# BEDS/ UNITS	INVESTMENT BALANCE
2018	Various	17	Genesis Healthcare	SNF	Mezzanine	Nov 2021	11.91%	2,137 beds	$ 1,738
2018	Atlanta, GA	1	Village Park Senior Living	ALF/MC/ILF	Mezzanine	Dec 2023	8.00%	204 units	6,828
		18						2,137 beds/204 units	$ 8,566

UNCONSOLIDATED JOINT VENTURES

COMMITMENT YEAR	LOCATION	PROPERTIES	OPERATOR	PROPERTY TYPE	INVESTMENT TYPE	MATURITY DATE	RETURN	# BEDS/ UNITS	INVESTMENT COMMITMENT	3Q20 FUNDING	REMAINING COMMITMENT
2020	Arlington, WA	1	Fields Senior Living	UDP-AL/MC	Preferred Equity	N/A	7.00% (1)	95 units	$ 6,340	$ 6,340	$ —
2020	Vancouver, WA	1	Koelsch Communities	UDP-IL/AL	Preferred Equity	N/A	8.00% (2)	267 units	13,000	—	13,000
		2						362 units	$ 19,340	$ 6,340	$ 13,000

(1) The initial cash rate is 7.00% increasing to 9.00% in year four until the IRR is 8.00%. After achieving an 8.00% IRR, the cash rate drops to 8.00% with an IRR ranging between of 12.00% and 14.00% depending upon timing of redemption. Our investment represents 15.50% of the total estimated project cost.

(2) Upon the satisfaction of certain conditions on or before December 1, 2020, we will fund our preferred equity capital contribution. If the specific conditions are not satisfied, our commitment expires. Our preferred equity investment will earn an initial cash rate of 8.00% and an IRR of 12.00%. Our investment represents 11.60% of the total estimated project cost.

CONSOLIDATED JOINT VENTURES

INVESTMENT YEAR	LOCATION	OPERATOR	PROPERTY TYPE	INVESTMENT PURPOSE	# BEDS/ UNITS	TOTAL JOINT VENTURES COMMITMENT	NON-CONTROLLING INTEREST CONTRIBUTION	LTC CONTRIBUTION
2017	Cedarburg, WI	Tealwood Senior Living	ALF/MC/ILF	Owned Real Estate & Development	110 units	$ 22,244	$ 2,305	$ 19,939
2017	Spartanburg, SC	ALG Senior	ALF	Owned Real Estate	87 units	11,660	1,241	10,419
					197 units	33,904	3,546	30,358
2018	Medford, OR	Fields Senior Living (1)	ALF	Owned Real Estate & Development	78 units	17,871	1,081	16,790
2018	Medford, OR	Fields Senior Living (1)	ILF	Owned Real Estate	89 units	14,401	2,858	11,543
					167 units	32,272	3,939	28,333
2019	Abingdon, VA	English Meadows Senior Living	ALF/MC	Owned Real Estate	74 units	16,895	919	15,976
					438 units	$ 83,071	$ 8,404	$ 74,667

(1) Represents a single joint venture with ownership in two properties.

REAL ESTATE ACTIVITIES – LEASE-UP AND RENOVATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

LEASE-UP

DATE ACQUIRED	DATE OPENED [(1)]	OCCUPANCY AT 9/30/2020	DEVELOPMENT COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	# BEDS/ UNITS	CONTRACTUAL INITIAL CASH YIELD	TOTAL INVESTMENT [(2)]
Dec-2017	Feb-2019 [(3)]	35%	2017	Development	Cedarburg, WI	Tealwood	1	ALF/MC/ILF	110 units	7.50%	$ 21,535
May-2018	Sep-2020 [(4)]	10%	2018	Development	Medford, OR	Fields Senior Living	1	ALF/MC	78 units	7.65%	17,885
Aug-2019	Sep-2020 [(5)]	— [(5)]	2019	Development	Independence, MO	Ignite Medical Resorts	1	SNF	90 beds	9.25%	13,000
							3		188 units/90 beds		$ 52,420

(1) Represents date of Certificate of Occupancy except for (4) below.
(2) Total Investment includes land acquisition, closing costs and total development funding and excludes capitalized interest.
(3) Certificate of occupancy was received in February 2019, however licensure was not received until April 2019.
(4) Certificate of occupancy was received in March 2020 and license was received in May 2020. Due to COVID-19 pandemic, opening was delayed until September 2020.
(5) During 3Q20, we funded $3,032 and received certificate of occupancy and licensure in September 2020. In October 2020, we funded $1,811 and we anticipate funding an additional $1,259 during the remainder of 4Q20. The project was completed under budget by $1,304.

RENOVATIONS: MORTGAGE LOANS

ESTIMATED INTEREST DATE	COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	INVESTMENT COMMITMENT	3Q20 FUNDING	TOTAL FUNDED TO DATE	REMAINING COMMITMENT
— [(1)]	2015	Expansion	Rochester, MI	Prestige Healthcare	1	SNF	9.41%	$ —	$ 1,209	$ —	$ —
— [(2)]	2016	Renovation	East Lansing, MI	Prestige Healthcare	2	SNF	9.41%	4,500	-	4,374	126
— [(3)]	2018	Renovation	Sterling Heights, MI	Prestige Healthcare	1	SNF	8.66%	1,700	47	1,142	558
— [(3)]	2018	Renovation	Grand Haven, MI	Prestige Healthcare	1	SNF	9.41%	3,000	364	1,357	1,643
					5			$ 9,200	$ 1,620	$ 6,873	$ 2,327

(1) Commitment is part of a total loan commitment secured by 15 properties in Michigan with an incremental interest rate of 9.92%.
(2) Interest payment increases upon each funding.
(3) These commitments are part of a total loan commitment secured by four properties in Michigan. Interest payment increases upon each funding.

REAL ESTATE ACTIVITIES – LEASE-UP HISTORY

PROPERTY	LOCATION	OPERATOR	PROPERTY TYPE	PROJECT TYPE	# BEDS/ UNITS	DATE ACQUIRED	DATE OPENED [1]	DATE STABILIZED	# OF MONTHS TO STABILIZATION
Highline Place	Littleton, CO	Anthem	MC	Development	60 units	May-2012	Jul-2013	Sep-2013	2
Willowbrook Place - Kipling	Littleton, CO	Anthem	MC	Development	60 units	Sep-2013	Aug-2014	Dec-2015	16
Chelsea Place	Aurora, CO	Anthem	MC	Development	48 units	Sep-2013	Dec-2014	Mar-2016	15
Greenridge Place	Westminster, CO	Anthem	MC	Development	60 units	Dec-2013	Feb-2015	Feb-2017	24
Harvester Place	Burr Ridge, IL	Anthem	MC	Development	66 units	Oct-2014	Feb-2016	Feb-2018	24
Vineyard Place	Murrieta, CA	Anthem	MC	Development	66 units	Sep-2015	Aug-2016	Aug-2018	24
Porter Place	Tinley Park, IL	Anthem	MC	Development	66 units	May-2015	Jul-2016	Jul-2018	24
Emerald Place	Glenview, IL	Anthem	MC	Development	66 units	Oct-2015	Dec-2017	Dec-2019	24
Grace Point Place	Oak Lawn, IL	Anthem	MC	Development	66 units	Oct-2016	Jun-2018	Jun-2020	24
Coldspring Transitional Care Center	Cold Spring, KY	Carespring	SNF	Development	143 beds	Dec-2012	Nov-2014	Jun-2016	19
Boonespring Healthcare Center	Union, KY	Carespring	SNF	Development	143 beds	Sep-2016	Feb-2019	Dec-2019	10
Hillside Heights Rehabilitation Suites	Amarillo, TX	Fundamental	SNF	Redevelopment	120 beds	Oct-2011	Jul-2013	Aug-2013	1
Pavilion at Glacier Valley	Slinger, WI	Fundamental	SNF	Redevelopment	106 beds	Feb-2015	Feb-2014	Feb-2016	24
Pavilion at Creekwood	Mansfield, TX	Fundamental	SNF	Acquisition	126 beds	Feb-2016	Jul-2015	Feb-2017	12
Carmel Village Memory Care	Clovis, CA	Generations	MC/ILF	Acquisition	73 units	Jun-2017	Sep-2016	Jun-2018	12
Carmel Village at Clovis	Clovis, CA	Generations	ALF	Acquisition	107 units	Jun-2017	Nov-2014	Jun-2018	12
Mustang Creek Estates	Frisco, TX	Mustang Creek Mgmt	ALF/MC	Development	80 units	Dec-2012	Oct-2014	Dec-2015	14
The Oxford Grand	Wichita, KS	Oxford Senior Living	ALF/MC	Development	77 units	Oct-2012	Oct-2013	Sep-2014	11
Oxford Villa	Wichita, KS	Oxford Senior Living	ILF	Development	108 units	May-2015	Nov-2016	Nov-2018	24
Oxford Kansas City	Kansas City, MO	Oxford Senior Living	ALF/MC	Acquisition	73 units	Oct-2017	Aug-2017	Jun-2019	22

(1) Represents date of Certificate of Occupancy.

REAL ESTATE ACTIVITIES – CAPITAL RECYCLING

On average, LTC has sold approximately

$ 20.7 Million[1]

ANNUALLY

Total Sales Price

$ 434.2 Million

Total Gain

$ 183.6 Million



$115
$95
$75
$55
$35
$15
($5)
MILLION
2000
2003
2006
2009
2012
2015
2018
YTD 2020
Sales
Gain/(Loss)

(1) Reflects total sales price.

PORTFOLIO OVERVIEW

(DOLLAR AMOUNTS IN THOUSANDS)

				TWELVE MONTHS ENDED SEPTEMBER 30, 2020		
PROPERTY TYPE	# OF PROPERTIES	GROSS INVESTMENT	% OF INVESTMENT	RENTAL INCOME (1)	INTEREST INCOME (2)	% OF REVENUES
Skilled Nursing	73	$ 817,364	47.8%	$ 62,486	$ 31,170	56.8%
Assisted Living	107	880,307	51.5%	70,218	—	42.6%
Other(3)	1	11,360	0.7%	969	—	0.6%
Total	181	$ 1,709,031	100.0%	$ 133,673	$ 31,170	100.0%

(1) Includes "cash rent," "straight-line rent" and "amortization of lease incentives" and excludes real estate taxes reimbursement, straight-line rent write-off and rental income from properties sold during the twelve months ended September 30, 2020.
(2) Includes "interest income from mortgage loans".
(3) Includes three parcels of land held-for use and one behavioral health care hospital.


Gross Real Property
84.8%
$1.4B
Loans Receivable
15.2%
$0.3B


29
Operators
27
States
181 Properties
3 Land parcels

PORTFOLIO METRICS

(TRAILING TWELVE MONTHS THROUGH JUNE 30, 2020 AND MARCH 31, 2020)

SAME PROPERTY PORTFOLIO COVERAGE STATISTICS (1)(2)

ASSISTED LIVING



2.00
1.50
1.00
0.50
0.00
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Occupancy %
1.17
1.38
1.06
1.27
86.0%
84.5%
1Q20
2Q20
Normalized EBITDAR
Normalized EBITDARM
Occupancy

ALF metrics are the same with and without Provider Relief Funds ("PRF") as no operators allocated PRF to their P&L statements. See definition of Provider Relief Funds on page 27.

SKILLED NURSING



2.00
1.50
1.00
0.50
0.00
100.0%
90.0%
80.0%
70.0%
60.0%
Occupancy %
1.31
1.76
1.38
1.85
79.7%
78.2%
1Q20
2Q20
Normalized EBITDAR
Normalized EBITDARM
Occupancy

SNF metrics include PRF, as allocated/reported by operators . Excluding PRF, the normalized EBITDAR and EBITDARM coverages were 1.19 and 1.64, respectively.

STABILIZED PROPERTY PORTFOLIO (1)(3)

TOTAL PORTFOLIO PAYOR SOURCE



80.0%
60.0%
40.0%
20.0%
0.0%
58.4%
12.5%
29.1%
59.4%
12.1%
28.5%
1Q20
2Q20
Private Pay
Medicare
Medicaid

SNF PORTFOLIO PAYOR SOURCE



60.0%
45.0%
30.0%
15.0%
0.0%
30.0%
21.7%
48.3%
31.0%
21.2%
47.8%
1Q20
2Q20
Private Pay
Medicare
Medicaid

(1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC.
(2) The coverage and occupancy levels at our properties will be adversely affected if COVID-19 or another pandemic results in infections on a large scale at our properties, early resident move-outs, our operators delay accepting new residents due to quarantines, and/or potential occupants postpone moving to a senior housing facility.
(3) Excludes Provider Relief Funds. See definition on page 27.

(AS OF SEPTEMBER 30, 2020)

States in which we have some of the highest concentration of properties are states with the highest projected increases in the 80+ population cohort over the next decade.


WA
1
OR
1
2
CA
2
5
NV
1
ID
MT
WY
UT
AZ
3
CO
13
NM
7
ND
SD
NE
4
KS
8
OK
6
TX
17
17
MN
IA
MO
2
1
AR
LA
WI
1
10
IL
5
MS
1
AL
1
TN
2
KY
2
1
IN
MI
22
2
3
OH
2
7
WV
VA
4
1
NC
5
SC
2
5
GA
1
FL
4
7
PA
2
NY
NJ
4
ME
27 STATES
SNF (73)
ALF (107)
OTH* (1)
Land (3)
* Behavioral health care hospital

Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030

Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State

PORTFOLIO DIVERSIFICATION – GEOGRAPHY

(AS OF SEPTEMBER 30, 2020, DOLLAR AMOUNTS IN THOUSANDS)

STATE [1]	# OF PROPS	GROSS INVESTMENT	%	SNF	%	ALF	%	OTH [2]	%
Michigan	24	$ 282,103	16.5%	$260,267	31.8%	$ 20,893	2.4%	$ 943	8.3%
Texas	34	273,075	16.0%	202,604	24.8%	70,471	8.0%	—	—
Wisconsin	11	149,403	8.7%	13,946	1.7%	135,457	15.4%	—	—
Colorado	13	106,879	6.3%	—	—	106,879	12.1%	—	—
California	7	104,924	6.1%	22,262	2.7%	82,662	9.4%	—	—
Illinois	5	87,670	5.1%	—	—	87,670	10.0%	—	—
Ohio	9	86,497	5.1%	54,000	6.6%	32,497	3.7%	—	—
Florida	11	71,366	4.2%	32,865	4.0%	38,501	4.4%	—	—
Kentucky	3	62,733	3.7%	48,520	6.0%	14,213	1.6%	—	—
New Jersey	4	62,229	3.6%	—	—	62,229	7.0%	—	—
All Others	60	422,152	24.7%	182,900	22.4%	228,835	26.0%	10,417	91.7%
Total	181	$ 1,709,031	100.0%	$817,364	100.0%	$880,307	100.0%	$ 11,360	100.0%

(1) Due to master leases with properties in 27 states, revenue by state is not available.
(2) Includes one behavioral health care hospital and three parcels of land.

GROSS PORTFOLIO BY MSA [1]



60.0%
40.0%
20.0%
0.0%
49.1%
19.0%
21.9%
7.5%
2.5%
MSAs 1-31
MSAs 32-100
MSAs > 100
Cities in Micro-SA
Cities not in MSA or Micro-SA

(1) The MSA rank by population as of July 1, 2019, as estimated by the United States Census Bureau. Approximately 68% of our properties are in the top 100 MSAs.

AVERAGE PORTFOLIO AGE [1]



Years
40
30
20
10
0
23 years
13 years
Skilled Nursing
Assisted Living

(1) As calculated from construction date or major renovation/expansion date. Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan.

PORTFOLIO DIVERSIFICATION – 29 OPERATORS

(AS OF SEPTEMBER 30, 2020, DOLLAR AMOUNTS IN THOUSANDS)

	# OF	ANNUALIZED INCOME				GROSS	
OPERATORS	PROPS	GAAP [1]	%	CASH	%	INVESTMENT	%
Prestige Healthcare	24	$ 32,852	20.2%	$ 26,699	17.1%	$ 273,399	16.0%
Senior Care Centers	11	14,968	9.2%	14,968	9.6%	138,109	8.1%
Brookdale Senior Living	35	13,977 [2]	8.6%	14,004 [2]	9.0%	98,921	5.8%
Senior Lifestyle Corporation	23	10,800 [3]	6.7%	10,800 [3]	6.9%	191,622	11.2%
Carespring Health Care Management	4	11,194	6.9%	9,992	6.4%	102,520	6.0%
Anthem Memory Care	11	9,900 [4]	6.1%	9,900 [4]	6.4%	136,483	8.0%
Fundamental	7	8,418	5.2%	8,675	5.6%	75,795	4.4%
Traditions Senior Management	7	8,276	5.1%	8,535	5.5%	71,742	4.2%
Genesis Healthcare[5]	6	8,322	5.1%	8,322	5.3%	50,004	2.9%
Juniper Communities	5	6,663	4.1%	6,626	4.3%	81,988	4.8%
All Others[6]	48	36,939	22.8%	37,255	23.9%	488,448	28.6%
	181	$ 162,309	100.0%	$ 155,776	100.0%	$ 1,709,031	100.0%

(1) Represents annualized income for the month of September 2020 for leased properties, except for Senior Lifestyle and Anthem as noted below, and annualized interest income from mortgage loans outstanding as of September 30, 2020.

(2) Given the uncertainties caused by COVID-19, we agreed to extend the lease maturity date by one year to December 31, 2021. In consideration for the one-year extension, Brookdale agreed to consolidate the previous four separate lease agreements into a single consolidated master lease effective July 1, 2020. This new master lease provides three renewal options consisting of a four-year renewal option, a five-year renewal option and a 10-year renewal option. The notice period for the first renewal option is January 1, 2021 to April 30, 2021. The economic terms of rent remain the same as the consolidated rent terms under the previous four separate lease agreements. In addition, we have extended a $4,000 capital commitment which is available through December 31, 2021 at a 7% yield.

(3) Assumes monthly payments of $900, the approximate amount of portfolio EBITDAR reported in June 2020. An affiliate of Senior Lifestyle ("Senior Lifestyle") was provided deferred rent in the amount of $394 in April 2020 which has been fully repaid. Senior Lifestyle failed to pay full rent during 2Q20. As a result, we wrote off a total of $17,742 of straight-line rent receivable and lease incentives related to this master lease and accounted for the Senior Lifestyle master lease on a cash basis effective July 2020. As of September 30, 2020, the outstanding balance on our consolidated balance sheet of $2,670 is covered by a letter of credit and security deposit totaling $3,608. We are evaluating our options for the portfolio which may include re-leasing some or all of the properties and selling some of the properties.

(4) Anthem is currently being accounted for on a cash basis. As a result of Anthem's default under its master lease in 2017, they are on a cash basis. We anticipate that Anthem will pay annual cash rent of $9,900 through 2020. We receive regular financial performance updates from Anthem and continue to monitor Anthem's performance obligations under the master lease agreement.

(5) Genesis reported doubt regarding its ability to continue as a going concern on its Quarterly Report on Form 10-Q filed in August 2020. As a result, we wrote off the Genesis straight-line rent receivable balance of $4,316. Genesis is current on all of its lease obligations.

(6) During 3Q20, an operator paid $542 of its contractual rent of $1,299. Effective September 1, 2020, we consolidated our two master leases into one combined master lease. Under the new combined master lease, LTC agreed to abate $570 of 3Q20 rent along with $80 that had been deferred in 2Q20, totaling $650. Additionally, the new combined master lease allows the operator to defer rent as needed through March 31, 2021. In September 2020, the operator deferred $186 of $374 of contractual rent. Additionally, during 3Q20, we recorded an impairment charge of $941 related to an assisted living community that was operated by them. The community was closed in October 2020 and we are evaluating our options for this community.

Prestige Healthcare	Privately Held	SNF/ALF/ILF Other Rehab	78 Properties	5 States
Senior Care Centers	Privately Held	SNF/ALF	22 Properties	1 State
Brookdale Senior Living	NYSE: BKD	ILF/ALF/MC Continuing Care	737 Properties	44 States
Senior Lifestyle Family-Owned Communities	Privately Held	ALF/ILF/MC/SNF Short Term Stays	181 Properties	27 States
Carespring	Privately Held	SNF/ALF/ILF Transitional Care	13 Properties	2 States

Anthem Memory Care	Privately Held	Exclusively MC	11 Properties	4 States
Fundamental	Privately Held	SNF/MC Hospitals & Other Rehab	82 Properties	10 States
Traditions Senior Management	Privately Held	SNF/ALF/ILF	25 Properties	5 States
Genesis HealthCare	NYSE: GEN	SNF/ALF Senior Living	More than 350 Properties	25 States
Juniper Communities	Privately Held	ALF/ILF/MC/SNF	20 Properties	3 States

(DOLLAR AMOUNTS IN THOUSANDS)



COVID-19 UPDATE

"It bears repeating that we couldn't be more proud of our operating partners' responses to the extraordinary challenges they have faced over the last many months.
Thank you!"
- Wendy Simpson

- Our rent deferral agreements generally require the deferred rent to be paid within 6 to 24 months.
- LTC evaluated deferral requests with close attention to ongoing operations, rent coverage, corporate financial health and liquidity of the operator.
- See page 14 for detailed operator rent disclosures.

OPERATOR UPDATE

94% — 3Q rent collected
  * $690 abated rent
  * $326 deferred rent
  * $1,251 delinquent rent related to Senior Lifestyle

97% — 3Q rent collected excluding Senior Lifestyle
See page 14 for the Senior Lifestyle disclosure.

87% — Total deferred and delinquent rent at September 30, 2020 covered by cash security deposits/ letter of credit/guarantee
  * 83% covered by cash/ letter of credit

DEFERRED RENT OUTSTANDING BY PROPERTY TYPE


ALF/MC
SNF
89%
11%

- As of September 30, 2020, $675 of deferred rent is outstanding. In October 2020, we granted an additional $566 of deferred rent.

PORTFOLIO MATURITY

(AS OF SEPTEMBER 30, 2020, DOLLAR AMOUNTS IN THOUSANDS)

YEAR	RENTAL INCOME[1]	% OF TOTAL	INTEREST INCOME[1]	% OF TOTAL	ANNUALIZED GAAP INCOME[1]	% OF TOTAL
2021	$ 16,183 [2]	12.4%	$ —	—	$ 16,183	10.0%
2022	771	0.6%	—	—	771	0.5%
2023	3,332	2.5%	—	—	3,332	2.1%
2024	6,991	5.3%	—	—	6,991	4.3%
2025	9,096	7.0%	—	—	9,096	5.6%
2026	16,598	12.7%	—	—	16,598	10.2%
2027	11,262	8.6%	—	—	11,262	6.9%
Thereafter	66,459	50.9%	31,617	100.0%	98,076	60.4%
Total	$ 130,692	100.0%	$ 31,617	100.0%	$ 162,309	100.0%

Near Term Lease Maturities:

- Three in 2021 with an annualized GAAP rent totaling $16.2 million [2]
- One in 2022 with an annualized GAAP rent totaling $0.8 million

As of September 30, 2020, approximately 93% of owned properties are covered under master leases and approximately 94% of rental revenues come from master leases or cross-default leases.



Leases
Loans
(As a % of Total Annual Income)(1)
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
10.0%
0.0%
0.5%
0.0%
2.1%
0.0%
4.3%
0.0%
5.6%
0.0%
10.2%
0.0%
6.9%
0.0%
40.9%
19.5%
2021
2022
2023
2024
2025
2026
2027
Thereafter

(1) Includes annualized GAAP rent for leased properties, except for Anthem and Senior Lifestyle, and annualized interest income from mortgage loans outstanding as of September 30, 2020.
(2) Includes Brookdale. See page 14 for Brookdale disclosure.

ENTERPRISE VALUE

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SHARES)

			SEPTEMBER 30, 2020	CAPITALIZATION
DEBT				
Bank borrowings - weighted average rate 1.3%			$ 89,900	
Senior unsecured notes, net of debt issue costs - weighted average rate 4.4% (1)			574,444	
Total debt - weighted average rate 4.0%			664,344	32.7%
EQUITY		9/30/20		
	No. of shares	Closing Price		
Common stock	39,242,225	$ 34.86 (2)	1,367,984	67.3%
Total Market Value			1,367,984	
TOTAL VALUE			**$ 2,032,328**	100.0%
Add: Non-controlling interest			8,404	
Less: Cash and cash equivalents			(22,811)	
ENTERPRISE VALUE			**$ 2,017,921**	
Debt to Enterprise Value			32.9%	
Debt to Annualized Adjusted EBITDAre (3)			4.7x	
Net Debt to Annualized Adjusted EBITDAre (3)			4.6x	

(1) Represents outstanding balance of $575,140, net of debt issue costs of $696.
(2) Closing price of our common stock as reported by the NYSE on September 30, 2020.
(3) See page 21 for reconciliation of annualized adjusted EBITDAre.

DEBT METRICS

(DOLLAR AMOUNTS IN THOUSANDS)

LINE OF CREDIT LIQUIDITY


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$510,100
$506,100
$488,000
$503,500
$89,900
$93,900
$112,000
$96,500
3Q20
2019
2018
2017
Balance
Available

LEVERAGE RATIOS


50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
36.5%
37.2%
35.2%
37.6%
32.9%
28.0%
28.0%
28.0%
Debt to Gross Asset Value
Debt to Total Enterprise Value
3Q20
2019
2018
2017

COVERAGE RATIOS


8.0
6.0
4.0
2.0
0.0
4.6x
4.5x
4.3x
4.4x
4.7x
4.9x
4.7x
4.9x
Net Debt to Adjusted EBITDAre
Adjusted EBITDAre/ Fixed Charges
3Q20 Annualized
2019
2018
2017

DEBT MATURITY

(AS OF SEPTEMBER 30, 2020, DOLLAR AMOUNTS IN THOUSANDS)

YEAR	UNSECURED LINE OF CREDIT	SENIOR UNSECURED NOTES [(1)]	TOTAL	% OF TOTAL
2020	$ —	$ 15,000	$ 15,000	2.3%
2021	—	47,160	47,160	7.1%
2022	89,900	48,160	138,060	20.8%
2023	—	49,160	49,160	7.4%
2024	—	49,160	49,160	7.4%
2025	—	49,500	49,500	7.4%
2026	—	51,500	51,500	7.7%
2027	—	54,500	54,500	8.2%
Thereafter	—	211,000	211,000	31.7%
Total	$ 89,900	$ 575,140 [(2)]	$ 665,040 [(2)]	100.0%

DEBT STRUCTURE



Unsecured Line of Credit
13.5%
Senior Unsecured Notes
86.5%



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Unsecured Line
Senior Unsecured Notes
$0
$15,000
$0
$47,160
$89,900
$48,160
$0
$49,160
$0
$49,160
$0
$49,500
$0
$51,500
$0
$54,500
$0
$211,000
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

(1) Reflects scheduled principal payments.
(2) Includes debt issue costs which are excluded in the senior unsecured notes balance on our Consolidated Balance Sheets shown on page 23.

FINANCIAL DATA SUMMARY

(DOLLAR AMOUNTS IN THOUSANDS)

	9/30/20	12/31/19	12/31/18	12/31/17
Gross real estate assets	$ 1,709,031	$ 1,741,230	$ 1,666,842	$ 1,618,284
Net real estate investments	$ 1,366,602	$ 1,390,915	$ 1,349,520	$ 1,309,996
Gross asset value	$ 1,819,817	$ 1,864,705	$ 1,831,070	$ 1,774,024
Total debt (1)	$ 664,344	$ 693,388	$ 645,029	$ 667,502
Total liabilities (1)	$ 698,423	$ 728,783	$ 680,649	$ 706,922
Total equity	$ 778,821	$ 785,426	$ 832,971	$ 758,648

(1) Includes outstanding gross bank borrowings and senior unsecured notes, net of debt issue costs.

NON-CASH REVENUE COMPONENTS

	3Q20	4Q20 (1)	1Q21 (1)	2Q21 (1)	3Q21 (1)
Straight-line rent	$ 228	$ 33 (2)	$ 1	$ (646) (3)	$ (121)
Amort of lease inducement	(108)	(109)	(109)	(109)	(109)
Effective Interest	1,570	1,500	1,451	1,445	1,436
Net	$ 1,690	$ 1,424	$ 1,343	$ 690	$ 1,206

(1) For leases and loans in place at September 30, 2020, assuming no renewals, modifications or replacements and no new investments are added to our portfolio, except for a lease extension in October 2020.

(2) Decrease due to an operator and Genesis straight-line rent receivables write-off and the lease extension in October 2020.

(3) Decrease due to repayment of deferred rents. See page 14 for operator disclosures.

COMPONENTS OF RENTAL INCOME

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,	
	2020	2019	2020	2019
Cash rent	$ 32,010 (1)	$ 33,831	$ 98,465 (1)	$ 101,081
Revenue related to real estate taxes reimbursed by the operator	3,352 (2)	3,849	11,685 (2)	12,094
Straight-line rent	228 (3)	1,085	1,701 (3)	3,598
Straight-line rent write-off	(5,472) (4)	—	(23,029) (4)	(1,926) (5)
Amortization of lease incentives	(108)	(100)	(502) (6)	(281)
Total rental income	$ 30,010	$ 38,665	$ 88,320	$ 114,566

(1) Decrease due to the Preferred Care portfolio sale, Senior Lifestyle rent shortfall and an operator's abated and deferred rent partially offset by rent increases from acquisitions, completion of development projects and contractual rent increases.

(2) Quarter over quarter decrease due to Senior Lifestyle lease obligation payment shortfall partially offset by increases from acquisitions. Year over year decrease due to quarter over quarter changes and sale of Preferred Care portfolio.

(3) Decrease due to the Senior Lifestyle, an operator and Genesis straight-line rent receivable write-off and normal amortization.

(4) Represents write-off of straight-line rent receivable relating to Genesis and an operator in 3Q20 and Senior Lifestyle in 2Q20.

(5) Represents the write-off of straight-line rent receivable due to a lease termination.

(6) Increase due to the write-off of Senior Lifestyle lease incentives in 2Q20.

(DOLLAR AMOUNTS IN THOUSANDS)

RECONCILIATION OF ANNUALIZED ADJUSTED EBITDAre AND FIXED CHARGES

	THREE MONTHS ENDED	FOR THE YEAR ENDED		
	9/30/20	12/31/2019	12/31/2018	12/31/2017
Net income	$ 12,338	$ 80,872	$ 155,076	$ 87,340
Less: Gain on sale of real estate, net	(30)	(2,106)	(70,682)	(3,814)
Less: Gain on insurance proceeds	(373) (1)	—	—	—
Add: Impairment charges	941 (2)	5,500 (3)	—	1,880 (4)
Add: Interest expense	7,361	30,582	30,196	29,949
Add: Depreciation and amortization	9,766	39,216	37,555	37,610
EBITDAre	30,003	154,064	152,145	152,965
Add/(less): Non-recurring one-time items	5,099 (5)	(1,535) (6)	(3,074) (7)	(842) (7)
Adjusted EBITDAre	**$ 35,102**	**$ 152,529**	**$ 149,071**	**$ 152,123**
Interest expense	$ 7,361	$ 30,582	$ 30,196	$ 29,949
Add: Capitalized interest	77	608	1,248	908
Fixed charges (8)	**$ 7,438**	**$ 31,190**	**$ 31,444**	**$ 30,857**
Annualized Adjusted EBITDAre	$ 140,408			
Annualized Fixed Charges	$ 29,752			
Debt (net of debt issue costs)	$ 664,344	$ 693,388	$ 645,029	$ 667,502
Net Debt (debt less cash)	$ 641,533	$ 689,144	$ 642,373	$ 662,289
Debt to Adjusted EBITDAre	4.7x	4.5x	4.3x	4.4x
Net Debt to Adjusted EBITDAre	4.6x	4.5x	4.3x	4.4x
Adjusted EBITDAre to Fixed Charges	4.7x	4.9x	4.7x	4.9x

(1) Represents gain on insurance proceeds related to roof damage at a property.
(2) Represents an impairment loss related to a 61-unit ALF in Florida.
(3) In 4Q19, we wrote down our investment in an unconsolidated joint venture ("JV") to its estimated fair value as a result of the JV entering into a contract to sell the properties comprising the JV. In 2Q20, the JV sold the properties and we incurred an additional loss of $620.
(4) Represents net write-off of $1,880 of straight-line rent and other receivables related to two properties in Overland Park and Wichita, KS.
(5) Represents the Genesis and an operator straight-line rent receivable write-off offset by (1) above. See page 14 for operator disclosures.
(6) Represents $2,111 gain from property insurance proceeds related to a property in Texas and $1,350 deferred rent repayment from an operator offset by $1,926 write-off of straight-line rent due to a lease termination.
(7) Represents net write-off of earn-out liabilities and the related lease incentives.
(8) Given we do not have preferred stock, our fixed-charge coverage ratio and interest coverage ratio are the same.

INCOME STATEMENT DATA

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,	
	2020	2019	2020	2019
	(unaudited)		*(unaudited)*	
Revenues				
Rental income	$ 30,010	$ 38,665	$ 88,320	$ 114,566
Interest income from mortgage loans	7,890	7,646	23,487	22,308
Interest and other income	273	808	1,257	1,967
Total revenues	38,173	47,119	113,064	138,841
Expenses				
Interest expense	7,361	7,827	22,617	23,004
Depreciation and amortization	9,766	9,932	29,232	29,399
Impairment charges	941	—	941	—
(Recovery) provision for doubtful accounts	(2)	(14)	(1)	153
Transaction costs	63	75	197	275
Property tax expense	3,351	4,270	11,685	12,566
General and administrative expenses	4,814	4,745	14,494	13,912
Total expenses	26,294	26,835	79,165	79,309
Other Operating Income				
Gain on sale of real estate, net	30	6,236	44,073	6,736
Operating Income	11,909	26,520	77,972	66,268
Gain from property insurance proceeds	373	—	373	—
Loss on unconsolidated joint ventures	—	—	(620)	—
Income from unconsolidated joint ventures	56	760	287	1,973
Net Income	12,338	27,280	78,012	68,241
Income allocated to non-controlling interests	(121)	(88)	(292)	(257)
Net income attributable to LTC Properties, Inc.	12,217	27,192	77,720	67,984
Income allocated to participating securities	(103)	(112)	(339)	(298)
Net income available to common stockholders	$ 12,114	$ 27,080	$ 77,381	$ 67,686
Earnings per common share:				
Basic	$0.31	$0.68	$1.97	$1.71
Diluted	$0.31	$0.68	$1.97	$1.69
Weighted average shares used to calculate earnings per common share:				
Basic	39,061	39,586	39,218	39,565
Diluted	39,112	39,965	39,269	39,944
Dividends declared and paid per common share	$0.57	$0.57	$1.71	$1.71

CONSOLIDATED BALANCE SHEETS

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	SEPTEMBER 30, 2020	DECEMBER 31, 2019
ASSETS	*(unaudited)*	*(audited)*
Investments:		
Land	$ 127,774	$ 126,703
Buildings and improvements	1,320,990	1,295,899
Accumulated depreciation and amortization	(339,833)	(312,642)
Operating real estate property, net	1,108,931	1,109,960
Properties held-for-sale, net of accumulated depreciation: 2020—$0; 2019—$35,113	—	26,856
Real property investments, net	1,108,931	1,136,816
Mortgage loans receivable, net of loan loss reserve: 2020—$2,596; 2019—$2,560	257,671	254,099
Real estate investments, net	1,366,602	1,390,915
Notes receivable, net of loan loss reserve: 2020—$144; 2019—$181	14,297	17,927
Investments in unconsolidated joint ventures	7,069	19,003
Investments, net	1,387,968	1,427,845
Other assets:		
Cash and cash equivalents	22,811	4,244
Debt issue costs related to bank borrowings	1,546	2,164
Interest receivable	31,248	26,586
Straight-line rent receivable	24,374	45,703
Lease incentives	2,401	2,552
Prepaid expenses and other assets	6,896	5,115
Total assets	$ 1,477,244	$ 1,514,209
LIABILITIES		
Bank borrowings	$ 89,900	$ 93,900
Senior unsecured notes, net of debt issue costs: 2020—$696; 2019—$812	574,444	599,488
Accrued interest	3,300	4,983
Accrued expenses and other liabilities	30,779	30,412
Total liabilities	698,423	728,783
EQUITY		
Stockholders' equity:		
Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2020—39,242; 2019—39,752	392	398
Capital in excess of par value	851,000	867,346
Cumulative net income	1,371,202	1,293,482
Cumulative distributions	(1,452,177)	(1,384,283)
Total LTC Properties, Inc. stockholders' equity	770,417	776,943
Non-controlling interests	8,404	8,483
Total equity	778,821	785,426
Total liabilities and equity	$ 1,477,244	$ 1,514,209

FUNDS FROM OPERATIONS - RECONCILIATION OF FFO AND FAD

(UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,	
	2020	2019	2020	2019
GAAP net income available to common stockholders	$ 12,114	$ 27,080	$ 77,381	$ 67,686
Add: Impairment charges	941	—	941	—
Add: Depreciation and amortization	9,766	9,932	29,232	29,399
Add: Loss on unconsolidated joint ventures	—	—	620	—
Less: Gain on sale of real estate, net	(30)	(6,236)	(44,073)	(6,736)
NAREIT FFO attributable to common stockholders	$ 22,791	$ 30,776	$ 64,101	$ 90,349
NAREIT Diluted FFO attributable to common stockholders per share	$0.58	$0.77	$1.63	$2.26
NAREIT FFO attributable to common stockholders	$ 22,791	$ 30,776	$ 64,101	$ 90,349
Add: Non-recurring items	5,099 (1)	—	22,841 (3)	576 (4)
FFO attributable to common stockholders, excluding non-recurring items	$ 27,890	$ 30,776	$ 86,942	$ 90,925
NAREIT FFO attributable to common stockholders	$ 22,791	$ 30,776	$ 64,101	$ 90,349
Non-cash income:				
Less: Straight-line rental income	(228)	(1,085)	(1,701)	(3,598)
Add: Amortization of lease incentives	108	100	502	281
Add: Other non-cash expense	5,472 (1)	—	23,029 (3)	1,926 (4)
Less: Effective interest income from mortgage loans	(1,570)	(1,528)	(4,648)	(4,361)
Less: Deferred income from unconsolidated joint ventures	—	(5)	—	(18)
Net non-cash income	3,782	(2,518)	17,182	(5,770)
Non-cash expense:				
Add: Non-cash compensation charges	1,692	1,626	5,231	4,938
Less: Capitalized interest	(77)	(108)	(354)	(441)
Net non-cash expense	1,615	1,518	4,877	4,497
Funds available for distribution (FAD)	28,188	29,776	86,160	89,076
Less: Non-recurring income	(373) (2)	—	(373) (2)	(1,350) (5)
Funds available for distribution (FAD), excluding non-recurring items	$ 27,815	$ 29,776	$ 85,787	$ 87,726

(1) Represents the $5,472 Genesis and an operator straight-line rent receivable write-off offset by (2) below. See page 14 for operator disclosures.
(2) Represents a gain on insurance proceeds related to roof damage at a property.
(3) Represents $17,557 write-off of straight-line rent receivable and $185 write-off of lease incentives relating to Senior Lifestyle and (1) above offset by (2) above. See page 14 for operator disclosures.
(4) Represents $1,926 write-off of straight-line rent due to a lease termination offset by (5) below.
(5) Represents $1,350 deferred rent repayment from an operator.

FUNDS FROM OPERATIONS - RECONCILIATION OF FFO PER SHARE

(UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	FFO		FAD	
FOR THE THREE MONTHS ENDED SEPTEMBER 30,	**2020**	**2019**	**2020**	**2019**
FFO/FAD attributable to common stockholders	$ 22,791	$ 30,776	$ 28,188	$ 29,776
Non-recurring one-time items	5,099 (1)	—	(373) (2)	—
FFO/FAD attributable to common stockholders excluding non-recurring items	27,890	30,776	27,815	29,776
Effect of dilutive securities:				
Participating securities	103	112	103	112
Diluted FFO/FAD assuming conversion	$ 27,993	$ 30,888	$ 27,918	$ 29,888
Shares for basic FFO/FAD per share	39,061	39,586	39,061	39,586
Effect of dilutive securities:				
Stock options	—	4	—	4
Performance-based stock units	51	375	51	375
Participating securities	181	164	181	164
Shares for diluted FFO/FAD per share	39,293	40,129	39,293	40,129

	FFO		FAD	
FOR THE NINE MONTHS ENDED SEPTEMBER 30,	**2020**	**2019**	**2020**	**2019**
FFO/FAD attributable to common stockholders	$ 64,101	$ 90,349	$ 86,160	$ 89,076
Non-recurring one-time items	22,841 (3)	576 (4)	(373) (2)	(1,350) (5)
FFO/FAD attributable to common stockholders excluding non-recurring items	86,942	90,925	85,787	87,726
Effect of dilutive securities:				
Participating securities	339	298	339	298
Diluted FFO/FAD assuming conversion	$ 87,281	$ 91,223	$ 86,126	$ 88,024
Shares for basic FFO/FAD per share	39,218	39,565	39,218	39,565
Effect of dilutive securities:				
Stock options	—	4	—	4
Performance based stock units	51	375	51	375
Participating securities	172	162	172	162
Shares for diluted FFO/FAD per share	39,441	40,106	39,441	40,106

(1) Represents the $5,472 Genesis and an operator straight-line rent receivable write-off offset by (2) below. See page 14 for operator disclosures.
(2) Represents a gain on insurance proceeds related to roof damage at a property.
(3) Represents $17,557 write-off of straight-line rent receivable and $185 write-off of lease incentives relating to Senior Lifestyle and (1) above offset by (2) above. See page 14 for operator disclosures.
(4) Represents $1,926 write-off of straight-line rent due to a lease termination offset by (5) below.
(5) Represents $1,350 deferred rent repayment from an operator.

GLOSSARY

Assisted Living Communities ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usualy available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate ("EBITDAre"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), EBITDAre is calculated as net income (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write-downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures.

Funds Available for Distribution ("FAD"): FFO excluding the effects of straight-line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non-cash compensation charges, capitalized interest and non-cash interest charges.

Funds From Operations ("FFO"): As defined by NAREIT, net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs.

GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company's consolidated financial statements.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Communities ("ILF"): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments.

Interest Income: Represents interest income from mortgage loans and other notes.

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

Memory Care Communities ("MC"): Seniors housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. MSAs 1 to 31 have a population of 20.3M – 2.1M. MSAs 32 to 100 have a population of 2.1M – 0.6M. MSAs less than 100 have a population of 0.5M – 55K. Cities in a Micro-SA have a population of 216K – 13K. Cities not in a MSA has population of less than 100K.

Mezzanine: In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements.

GLOSSARY

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population.

Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower.

Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us.

Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Provider Relief Fund ("PRF"): Formally known as the Public Health and Social Service Emergency Fund, the PRF was established under the Coronavirus Aid, Relief, And Economic Security Act passed on March 27, 2020 to provide relief to hospitals and healthcare providers on the front lines of the coronavirus response. The initial allocation to the PRF was $100 billion, which was subsequently increased to $175 billion under the Paycheck Protection Program and Healthcare Enhancement Act. The Provider Relief Fund excludes, among other mechanisms of coronavirus-related support, funds from the Paycheck Protection Program (PPP), suspension of the Medicare sequestration cut, and increases to the Federal Medical Assistance Percentages (FMAP).

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

Rental Income: Represents GAAP rent net of amortized lease inducement cost.

Same Property Portfolio ("SPP"): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC's leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP.

Skilled Nursing Properties ("SNF"): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition/lease transition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or properties acquired in lease-up.

Under Development Properties ("UDP"): Development projects to construct seniors housing properties.